SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2004


                         Commission File Number 1-09623


                                IVAX CORPORATION



                Florida                                   16-1003559
--------------------------------------               ---------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)


                  4400 Biscayne Boulevard, Miami, Florida   33137
       ------------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

                                 (305) 575-6000
                                  -------------
              (Registrant's telephone number, including area code)




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Item 12.  Results of Operation and Financial Condition
------------------------------------------------------

On February 19, 2003, IVAX Corporation issued a press release announcing the results of operations for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IVAX Corporation



         Date:  February 19, 2004        By: /s/Thomas E. Beier
                                             -----------------------------------
                                             Thomas E. Beier
                                             Senior Vice President-Finance
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
-------
99.1 Press Release issued February 19, 2004.